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FP Technology, Inc.

PIPE Presentation

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IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS.

Certain of the statements set forth in this presentation constitute “Forward Looking
Statements.”  Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, including but not limited to: statements regarding our plans and ability to acquire technology companies; our ability to complete the proposed PIPE financing; the proposed value and future cash flow from the Company; our financial projections; the effect of competition; the need for and availability of  financing; the relevance and reliability of comparable company valuations; and the future trading price of our common stock.  All such forward looking statements involve risks and uncertainties, which are described in further detail in our
Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4,
2006.    Prospective investors are cautioned that there also can be no assurance that the forward-looking statements included in this presentation will prove to be accurate.  In light of the significant uncertainties inherent in the forward looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty any person that the objectives and plans will be achieved in any specified time frame, if at all.
Except to the extent required by applicable laws or rules, we do not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-
looking statements.

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Executive Summary

Operations

Firepond provides CPQ, or Configure, Price, Quote software that automates and simplifies product pricing and configuration for companies and helps clients to improve order accuracy and reduce their total cost of sales.

The Company posted Revenues of 9.5 million and Net Income of $2.3 million for FYE 6/30/2005

Firepond has raised $180 MM over 20 years and invested approximately $90 MM into R&D. Firepond has successfully migrated its enterprise solution into the high-growth OnDemand market

Financing

$50M Offering of Notes & Warrants utilizing CAPTM Structure closed on March 29, 2006

                                    -100% Warrant Coverage

$15-30M Offering of Common stock & Warrants in PIPE transaction

                                    -14% discount to CAPTM conversion price

                                    -100% Warrant Coverage

Transaction

Acquisition of Firepond into a shell company (AFGU.PK)  at a valuation of $30M,

                                    -All Stock deal valued at 3X trailing revenues compared to industry multiples of 7-12X

M & A plan combined with organic growth producing  targeted revenues of $60 million within 18 months

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Company	Stock Price 3/31/2006	Market Cap (in millions)	Enterprise Value	Enterprise Value / Revenue	Enterprise Value / EBITDA	Price / Earnings	Price / Free Cash Flow	Revenue Growth Rate	EBITDA Growth Rate	Cash on Bal Sheet (in millions)
Blackboard	$ 28.41	$ 833	$ 842	6.2x	26.6x	29.6x	25.4x	21.8%	58.0%	$60
Concur	$ 18.53	734	718	9.3x	65.5x	82.2x	NM	28.1%	91.5%	$16
Kenexa	$ 30.75	579	568	8.7x	48.9x	46.6x	40.2x	41.8%	79.0%	$12
RightNow	$ 15.87	572	508	5.8x	51.2x	NM	53.9x	41.1%	60.4%	$64
Salesforce.com	$ 36.33	4,479	4,187	14.0x	162.0x	154.9x	59.4x	69.4%	167.3%	$297
Ultimate Software	$ 25.85	718	689	7.8x	94.4x	NM	NM	23.0%	NM	$33
Vocus	$ 14.85	244	204	7.3x	NM	NM	NM	37.6%	NM	$41
Webside Story	$ 17.19	351	343	8.7x	35.8x	37.7x	41.1x	74.4%	181.2%	$30
Mean				8.48x	69.2x	70.2x	44x	42.2%	106.2%	
Median				8.25x	51.2x	46.6x	41.1x	39.4%	85.3%	

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OnDemand Market

What does OnDemand mean?

Customers “Pay-as-they-go.” In an OnDemand model, software is consumed as a utility.

Predictable recurring revenue

Instant application deployment. Customer doesn’t “buy” software, rather customer buys access to network on a monthly or annual basis.

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Since 2005 Plant Equipment, Inc	Since 2005 Sonitrol	Since 2005 SecureLogix	Since 2005 CNH
Since 1995 John Deere	Since 2000 Sikorsky	Since 1985 Freightliner	Since 2001 Independent Health
Since 1996 Renault	Since 1997 Subaru	Since 1999 Ford	Since 1991 Isuzu
Since 1999 Honda	Since 2001 Steelcase	Since 2000 CareFirst BlueCross BlueShield	Since 1999 Empire
Since 2001 Horizon Healthcare	Since 1999 Ricoh	Since 1992 Hitachi	Since 2000 Toshiba
Since 1999 Scania	Since 1998 BlueCross BlueShield of Minnesota	Since 1997 Cummins	Since 2002 Siemens

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Customers

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Growth through M&A Strategy

Opportunity to aggregate software companies in OnDemand market

Target companies are identified based on set of pre-existing criteria

Target rich environment

A la carte menu selling environment

Private companies can be acquired for 2.0 – 3.0 times revenues

Public companies trade in range of 6 – 14 times revenues

Appropriate team has been assembled

Management Team

Board of Directors

Integration Team

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Takeaway Points

Firepond valuation priced at discount to public market comparables to provide potential arbitrage opportunity

Creative CAPTM financial structure affords Company a significant war-chest for M&A arbitrage in an exciting space

Proven organic growth and M&A execution experience

Key relationships with major OnDemand vendors for both organic growth and M&A value

Significant historic investment in technology successfully migrated to high growth OnDemand market

Appendix

Biographies of Board of Directors

Biographies of Management

Selected Screen Shots of Firepond CPQ Product

Board of Directors

Doug Croxall, Chairman, was CEO and Chairman of Firepond from December 2003 until May 2005.  Mr. Croxall is the managing member of Jaguar Technology Holdings, LLC which acquired Firepond in an all cash tender offer in December 2003.
Since December 1999, Mr. Croxall has served as the managing member of Riverland Enterprises LLC, a privately-held company which holds investments and provides strategic advisory services. Since August 2001, Mr. Croxall has served as an officer of Acclaim Financial Group Venture III, LLC, which provides strategic advisory services.  From August 1995 until
September 1999, Mr. Croxall served as a Manager for KPMG in the Strategic Transaction Services Group. Mr. Croxall has
served as a Director for AFG Enterprises since August 2003. Mr. Croxall received his Bachelor of Arts degree in Political
Science from Purdue University as well as his Master Degree in Finance from Pepperdine University.

Bill Santo, Prior to joining Firepond as CEO, Santo, age 50, was a Managing Director at Sanders Morris Harris, a publicly traded diversified financial services firm. Prior to joining SMH, he was a successful entrepreneur involved in numerous start-up opportunities, primarily in the software industry. Most recently, Santo co-founded Magnetic Alliance, an online marketplace, facilitating co-marketing and co-branding opportunities between consumer brands and entertainment content producers. Before that, Santo co-founded the Web acceleration firm, wwWhoosh, Inc., and served as its CEO from 2000 through 2001. Prior to
wwWhoosh, he founded and was CEO of InfoCellular, a company that developed customer acquisition software for the wireless communications industry. Within 5 years of its inception InfoCell’s products had been deployed at 26 wireless carries across the globe.

Mark Campion has served as a member of the Company's Board of Directors since March 2006. Mr. Campion joined PolyFuel as Chief Financial Officer in April 2003. Mark personally led PolyFuel's equity raise and listing on the London AIM in July 2005.
Mark has more than 20 years of experience across a broad range of financial and operational disciplines, including public and private financing, treasury, corporate operations, information technology, planning and budgeting, credit and risk management, accounting and taxation, human resources and corporate administration. He has held senior-level positions with a number of public and private companies, including Atomic Tangerine, Trans Ocean, GRI International, Activision, and KPMG. Mark
received a B.S. in business from the University of California at Berkeley and is a graduate of the Harvard Business School's
Advanced Executive Management Program. He is a Certified Public Accountant.

Management Bios

Bill Santo, Prior to joining Firepond as CEO, Santo, age 50, was a Managing Director at Sanders Morris Harris, a
publicly traded diversified financial services firm. Prior to joining SMH, he was a successful entrepreneur involved in numerous start-up opportunities, primarily in the software industry. Most recently, Santo co-founded Magnetic
Alliance, an online marketplace, facilitating co-marketing and co-branding opportunities between consumer brands and entertainment content producers. Before that, Santo co-founded the Web acceleration firm, wwWhoosh, Inc., and served as its CEO from 2000 through 2001. Prior to wwWhoosh, he founded and was CEO of InfoCellular, a company that developed customer acquisition software for the wireless communications industry. Within 5 years of its inception InfoCell’s products had been deployed at 26 wireless carries across the globe.

Stephen Peary, Prior to joining Firepond as CFO, Peary,  age 56, had been consulting with the Company regarding restructuring operations, finance, audit and insurance matters since September 2004.  He was appointed Chief
Financial Officer on April 28, 2005.  From 2001 to 2005, Mr. Peary was Managing Director of Stinson Capital
Management, Ltd., a Bermuda corporation, and its affiliates managing investment portfolios and financing marine and energy related assets. While at Stinson Capital, Mr. Peary served as Chief Financial Officer of Zona, Inc., an online game software company that was ultimately sold to the largest online game company in China, Shanda
Networks.  From 1997 to 2001 he was Managing Director of Liverpool & London Protection and Indemnity
Association, a mutual manager of marine assets and liability risks located in Liverpool, England.  From 1987 to 1997,
Mr. Peary was Senior Vice President at PLM International, Inc. (PLM:AMEX), manager of diversified investment portfolios focused on transportation related equipment.  At PLM Mr. Peary took four entities public (including PLM itself) and had reporting responsibility for 15 registered entities.  He is a graduate of the University of Illinois (BA,
Economics), Georgetown University Law Schools (J.D.) and Boston University (LLM – Taxation).

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